EXHIBIT 32.1

                            ELINE ENTERTAINMENT, INC.

                          SECTION 1350 CERTIFICATIONS

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


         In connection with the Form 10-KSB of Eline Entertainment Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended October 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Barry A. Rothman, President, principal executive and principal accounting officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 5(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    May 12, 2006


         /s/ BARRY A. ROTHMAN
         ____________________________________________
         Barry A. Rothman
         President, principal executive and principal accounting officer




A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO ACCUIMAGE DIAGNOSTICS CORP. AND WILL BE RETAINED BY ACCUIMAGE DIAGNOSTICS CORP. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.